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                           CERTIFICATE SPECIFICATIONS

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GROUP CONTRACT OWNER                                                  ["MFS Regatta Insurance Trust"]
GROUP CONTRACT NUMBER                                                 [12345]
CERTIFICATE NUMBER                                                    [79-7900-123456]
PARTICIPANT/ANNUITANT                                                 [John J. Doe, Participant]
                                                                      [Mary J. Doe, Annuitant]
AGE OF PARTICIPANT                                                    [35]
AGE OF ANNUITANT                                                      [35]
DATE OF COVERAGE                                                      [June 21, 1998]
COVERED PERSON                                                        [Participant, unless indicated otherwise above]
CERTIFICATE ANNIVERSARY DATE                                          [June 21, 1999 ]
INITIAL PURCHASE PAYMENT                                              [$100,000]
MINIMUM INITIAL PURCHASE PAYMENT                                      [$10,000]
MINIMUM ADDITIONAL PAYMENT                                            [$ 1,000]
MAXIMUM PURCHASE PAYMENT                                              [Any purchase payment that would NOT cause
(WITHOUT PRIOR APPROVAL OF THE COMPANY)                               Account Value to exceed $1,000,000]

PURCHASE PAYMENT INTEREST                                             OPTION A:
[During first Account Year]                                           [2% of any Net Payment]
[Each Five Year Anniversary]                                          [2% of Participant's Account Value]
              or                                                      OPTION B:
[Principal is less than $100,000]                                     [3% of each Purchase Payment]
[Principal is equal to or greater than $100,000 and less than         [4% of each Purchase Payment]
$500,000]
[Principal is equal to or greater than $500,000]                      [5% of each Purchase Payment]
                                                                      [Any Principal that received 3% or 4% during
                                                                      the first Account Year may be credited with an
                                                                      additional 1% or 2% interest if Principal equals
                                                                      or exceeds $100,000 or $500,000, as
                                                                      applicable, on the first Account Anniversary]
BENEFICIARY (RELATIONSHIP)                                            [Susan J. Doe (Daughter)]
ANNUITY COMMENCEMENT DATE                                             [July 1, 2050]
ANNUITY OPTION                                                        [Deferred]
    Minimum Annuity Purchase Amount                                   [$5,000]
    Minimum Initial Annuity Payment Amount                            [$50]
    Account Fee After Annuity Commencement Date                       [$35]
ACCOUNT FEE                                                           [$35]
MAXIMUM ACCOUNT FEE                                                   [$50]
MINIMUM ACCOUNT VALUE FOR WAIVER OF ACCOUNT FEE                       [$100,000]

WITHDRAWAL CHARGES                                                    Number of Complete            Withdrawal
                                                                      Account Years From time       Charges
                                                                      of Payment
                                                                      ------------------------      -------------------
                                                                         [0-1                         8%
                                                                          2-3                         7%
                                                                          4                           6%
                                                                          5                           5%
                                                                          6                           4%
                                                                          7+                          0%]

INITIAL GUARANTEE PERIODS(S)                                          ["1-10 Year" or "Non-Elected"]
GUARANTEED INTEREST RATE                                              ["1YR-4.5%, "3YR-5.6%" or "N/A"]
    Minimum Guarantee Period Amount                                   [$1,000]
    Minimum Guarantee Interest Rate                                   [3%]
    Market Value Adjustment ("b" Factor)                              [0%]           Maximum 0.25%
CURRENT FEE PER TRANSFER                                              [$0]
    Maximum Fee Per Transfer                                          [$25]
    Maximum Number of Transfers per Year                              [12]
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CURRENT FEE PER TRANSFER (CONTINUED)
    Minimum Transfer Amount                                           [$1,000]
    Minimum Remaining in Sub-Account after Transfer                   [$1,000]
ANNUAL ASSET CHARGE                                                   [1.45%] or [1.60%] or [1.70%] or [1.85%]
                                                                      [1.45% after Annuity Commencement Date]

BASIC DEATH BENEFIT                                                   [The greatest of 1,2 or 3 shown in the "Amount of
                                                                      Death Benefit" Provision]

OPTIONAL DEATH BENEFIT (S)

                                                                      [None]

[EARNINGS ENHANCEMENT BENEFIT ("EEB")]                                [The Basic Death Benefit plus

                                                                      -  If the Covered Person is 69 or
                                                                         younger on the Certificate Date,
                                                                         40% of the Accumulation Account
                                                                         Value minus adjusted Purchase
                                                                         Payments, up to an amount no
                                                                         greater than 40% of adjusted
                                                                         Purchase Payments,
                                                                                        Or
                                                                      -  If the Covered Person is between
                                                                         70 and 79 years old on the
                                                                         Certificate Date, 25% of the
                                                                         Accumulation Account Value minus
                                                                         adjusted Purchase Payments, up to an
                                                                         amount no greater than 25% of
                                                                         adjusted Purchase Payments

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?"]                               Adjusted Purchase Payments are Net
                                                                      purchase payments that have been
                                                                      proportionally reduced by a partial
                                                                      withdrawal as explained in the
                                                                      "Amount of Death Benefit" provision]

                                                                                    [and]

[MAXIMUM ACCOUNT ANNIVERSARY VALUE                                    [The greater of the Basic Death
BENEFIT("MAV")]                                                       Benefit and the highest Accumulation
                                                                      Account Value on any Certificate Anniversary
                                                                      prior to the Covered Person's 81st birthday,
                                                                      adjusted for any subsequent Purchase Payments
                                                                      and Partial Withdrawals and Charges made
                                                                      between such Account Anniversary
                                                                      and the Death Benefit Date.]

                                                                                    [and]

[5% PREMIUM ROLL UP BENEFIT ("5% ROLL UP")]                           [The greater of the Basic Death Benefit and
                                                                      your total purchase payments plus interest
                                                                      accrued as follows:
                                                                      -  Interest will accrue on Purchase Payments
                                                                         allocated to and transfers to the Variable
                                                                         Account while they remain in the Variable
                                                                         Account at 5% per year until the first
                                                                         day of the month following the Covered
                                                                         Person's 80th birthday or until the Purchase
                                                                         Payment or amount Transferred has doubled in
                                                                         amount, whichever is earlier]

[HOW WILL THE BENEFITS OFFERED BY THESE                               [MAV AND 5% ROLL UP:
RIDERS BE CALCULATED IF MORE THAN ONE IS ELECTED?]
                                                                      The death benefit will equal the greater of the
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                                                                      following values:
                                                                      -  Maximum Account Anniversary Value Benefit
                                                                      -  5% Premium Roll up Benefit]

                                                                      [MAV AND EEB:

                                                                      The death benefit will equal the
                                                                      Maximum Account Anniversary Value
                                                                      Benefit plus:

                                                                      -  If the Covered Person is 69 or
                                                                         younger on the Date of Coverage,
                                                                         40% of the excess of the
                                                                         Accumulation Account Value over
                                                                         the adjusted Purchase Payments,
                                                                         up to an amount no greater than
                                                                         40% of adjusted Purchase Payments.

                                                                      -  If the Covered Person is between
                                                                         70 and 79 years old on the Date
                                                                         of Coverage, 25% of the excess
                                                                         of the Accumulation Account
                                                                         Value over the adjusted Purchase
                                                                         Payments, up to an amount no greater
                                                                         than 25% of adjusted Purchase Payments.]

                                                                      [5% PREMIUM ROLL UP AND EEB:

                                                                      The death benefit will equal the 5%
                                                                      Premium Roll up Benefit plus

                                                                      -  If the Covered Person is 69 or
                                                                         younger on the Date of Coverage,
                                                                         40% of the excess of the
                                                                         Accumulation Account Value over
                                                                         the adjusted Purchase Payments,
                                                                         up to an amount no greater than
                                                                         40% of adjusted Purchase Payments.

                                                                      -  If the Covered Person is between
                                                                         70 and 79 years old on the Date
                                                                         of Coverage, 25% of the excess
                                                                         of the Accumulation Account
                                                                         Value over the adjusted Purchase
                                                                         Payments, up to an amount no
                                                                         greater than 25% of adjusted
                                                                         Purchase Payments.]

                                                                      [MAV, 5% ROLL UP AND EEB:

                                                                      The death benefit will equal the greater of:
                                                                      -  Maximum Account Anniversary Value Benefit
                                                                      -  5% Premium Roll up Benefit
                                                                                       PLUS
                                                                      -  If the Covered Person is 69 or younger on
                                                                         the Date of Coverage, 40% of the excess of
                                                                         the Accumulation Account Value over the
                                                                         adjusted Purchase Payments, up to an amount
                                                                         no greater than 40% of adjusted Purchase Payments.
                                                                                         Or
                                                                      -  If the Covered Person is between 70 and 79
                                                                         years old on the Date of Coverage, 25% of the
                                                                         excess of the Accumulation Account Value over
                                                                         the adjusted Purchase Payments, up to an amount no
                                                                         greater than 25% of adjusted Purchase Payments.]
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[EARNINGS ENHANCEMENT PLUS BENEFIT ("EEB PLUS")]                      [The Basic Death Benefit plus

                                                                      -  If the Covered Person is 69 or younger on the
                                                                         Certificate Date, 40% of the Accumulation Account
                                                                         Value minus adjusted Purchase Payments, up to an
                                                                         amount no greater than 150% of adjusted Purchase
                                                                         Payments*.,
                                                                                                 or
                                                                      -  If the Covered Person is between 70 and 79 years
                                                                         old on the Certificate Date, 25% of the Accumulation
                                                                         Account Value minus adjusted Purchase Payments, up
                                                                         to an amount no greater than 75% of adjusted Purchase
                                                                         Payments*

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                                Adjusted Purchase Payments are Net purchase payments
                                                                      that have been proportionally reduced by a partial
                                                                      withdrawal as explained in the "Amount of Death Benefit"
                                                                      provision

                                                                         *(After the seventh Certificate Anniversary, in
                                                                         determining 150% of adjusted Purchase Payments,
                                                                         any purchase payment made within 12 months prior
                                                                         to the date of death will be deducted from the
                                                                         adjusted Purchase Payment calculation).]

[EARNINGS ENHANCEMENT PLUS BENEFIT PLUS MAXIMUM                       [The greater of the Basic Death Benefit and the highest
ACCOUNT ANNIVERSARY VALUE BENEFIT ("EEB PLUS MAV")]                   Accumulation Account Value on any Certificate
                                                                      Anniversary prior to the Covered Person's 81st
                                                                      birthday, adjusted for any subsequent Purchase Payments
                                                                      and Partial Withdrawals and Charges made between such
                                                                      Account Anniversary and the Death Benefit Date ("Maximum
                                                                      Account Anniversary Value Benefit")
                                                                                                    plus

                                                                      -  If the Covered Person is 69 or younger on the
                                                                         Certificate Date, 40% of the "Maximum Account
                                                                         Anniversary Value Benefit" over adjusted Purchase
                                                                         Payments, up to an amount no greater than 150% of
                                                                         adjusted Purchase Payments*
                                                                                                     Or

                                                                      -  If the Covered Person is between 70 and 79 years
                                                                         old on the Certificate Date, 25% of the "Maximum
                                                                         Account Anniversary Value Benefit" over adjusted
                                                                         Purchase Payments, up to an amount no greater than
                                                                         75% of adjusted Purchase Payments *,

[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                                Adjusted Purchase Payments are Net purchase payments
                                                                      that have been proportionally reduced by a partial
                                                                      withdrawal as explained in the "Amount of Death
                                                                      Benefit" provision

                                                                         *(After the seventh Certificate Anniversary, in
                                                                         determining 150% or 75% of  adjusted Purchase
                                                                         Payments, any purchase payment made within 12
                                                                         months prior to the date of death will be deducted
                                                                         from the Net Purchase
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                                                                         Payment calculation).]

[EARNINGS ENHANCEMENT PLUS BENEFIT PLUS 5% PREMIUM                    [The greater of the Basic Death Benefit and your total
ROLL UP BENEFIT ("EEB PLUS 5% ROLLUP")]                               purchase payments plus interest accrued as follows:

                                                                      -  Interest will accrue on Purchase Payments allocated
                                                                         to and transfers to the Variable Account while they
                                                                         remain in the Variable Account at 5% per year until
                                                                         the first day of the  month following the Covered
                                                                         Person's 80th birthday or until the Purchase Payment
                                                                         or Amount Transferred has doubled in amount,
                                                                         whichever is earlier "5% Premium Roll Up Benefit"

                                                                      -  If the Covered Person is 69 or younger on the Date
                                                                         of Coverage, 40% of the excess of the "5% Premium
                                                                         Roll up benefit" over adjusted Purchase Payments, up
                                                                         to an amount no greater than 150% of adjusted Purchase
                                                                         Payments*
                                                                                                 Or
                                                                      -  If the Covered Person is between 70 and 79 years old
                                                                         on the Date of Coverage, 25% of the excess of the "5%
                                                                         Premium Roll up Benefit)" over adjusted Purchase
                                                                         Payments, up to an amount no greater than 75% of adjusted
                                                                         Purchase Payments *,

                                                                      Adjusted Purchase Payments are Net purchase payments that
[WHAT ARE ADJUSTED PURCHASE PAYMENTS?]                                have been proportionally reduced by a partial withdrawal
                                                                      as explained in the "Amount of Death Benefit" provision

                                                                         *(After the seventh Certificate Anniversary, in
                                                                         determining 150% or 75% of adjusted Purchase Payments,
                                                                         any purchase payment made within 12 months prior to the
                                                                         date of death will be deducted from the adjusted
                                                                         Purchase Payment calculation).]

[WHAT BENEFIT IS PAYABLE IN THE EVENT THE COVERED PERSON'S            [If the spouse of the Covered Person chooses to continue this
SPOUSE CHOOSES TO CONTINUE THE CERTIFICATE AFTER THE COVERED          Certificate after the Covered Person's death, the amount
PERSON'S DEATH?]                                                      payable under this Rider will be credited to the Accumulation
                                                                      Account Value as of the Death Benefit Date. Thereafter, the
                                                                      Rider will continue in force and be payable upon the spouse's death. For purposes of calculating this benefit upon the
                                                                      spouse's death, the Accumulation Account Value on the
                                                                      Participant's Death Benefit Date (inclusive of any Death
                                                                      Benefit Amount increases) will be considered the Initial Net
                                                                      Purchase Payment. If a benefit is payable on the spouse's
                                                                      Death Benefit Date, the Death Benefit Amount will be based on the spouse's age on the Date of Coverage.]
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AVAILABLE FUND OPTIONS:


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